Exhibit 10.14

                                LETTER AGREEMENT

      This will confirm that the Supply and Requirements Agreement, dated July 1, 2001, by and between H.H. Brown Shoe Technologies, Inc. d/b/a Dicon Technologies ("Dicon"), and RSI Enterprises, Inc. (the "Supply Agreement"), has been extended until December 31, 2006, and remains subject to the conditions set forth therein.

      The parties hereto agree that this represents their full agreement and understanding and that the Supply Agreement is in full force and effect.

Dated: January 31, 2006


                              H.H. BROWN SHOE TECHNOLOGIES, INC.
                              d/b/a DICON TECHNOLOGIES

                              /s/ Wayne Celia
                              -------------------------------------
                              Name:  Wayne Celia
                              Title: President


                              SPONGETECH DELIVERY SYSTEMS, INC.

                              /s/ Steven Moskowitz
                              -------------------------------------
                              Name:  Steven Moskowitz
                              Title: Secretary, Treasurer and Director